1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third Bancorp 4Q21 Earnings Presentation January 20, 2022 Refer to earnings release dated January 20, 2022 for further information.

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its sustainability targets, goals and commitments. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 4Q21 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • Strong financial results, reflecting solid operating results • Average C&I loan growth ex. PPP of 7% compared to 3Q21 (end of period growth ex. PPP of 11%) • Generated record commercial loan production of $8.2 billion (up nearly 50% compared to 3Q21) reflecting strength in corporate and middle market banking • Historically low full-year NCO ratio of 0.16% • Announced strategic acquisition of Dividend Finance, a point-of-sale consumer lender focused on renewable energy solutions • Repurchased shares totaling $316 million as part of capital plan; now targeting a 9.0% CET1 4Q21 highlights Reported1 Adjusted1 ROA Efficiency ratio ROTCE 1.29% 18.3% NIM 2.55%2.55% 1.25% 16.1% 59.5%60.6% ROE 12.7%12.2% excl. AOCI PPNR $814MM$785MM EPS $0.93$0.90 CET12 9.53% For end note descriptions, see end note summary starting on page 41

4 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Net interest income1 T o ta l n e t in te re s t in c o m e ; $ m ill io n s NII NII $ in millions; NIM change in bps $1,1923Q21 2.59% 3Q21 to 4Q21 Reported NII & NIM Walk NIM $1,200 2.55%4Q21 Wholesale funding actions Higher investment portfolio prepayment penalties Seasonal investment portfolio mutual fund dividends 5 1 6 1 10 2 T o ta l n e t in te re s t in c o m e ; $ m ill io n s NII NIM $1,185 $1,192 $1,200 2.58% 2.59% 2.55% 4Q20 3Q21 4Q21 Commercial loans (balance growth / lower yields) 3 (3) Other impacts (incl. PAA/PCD and other balance sheet composition changes) 1 - Consumer loan (balance growth / lower yields) (6) (1) Lower PPP-related income (11) - Higher cash balances - (4) For end note descriptions, see end note summary starting on page 41

5 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Adjusted noninterest income (excl. securities (gains)/losses)1 Noninterest income • Adjusted noninterest income1 up $35 million, or 4% • Primary drivers: ‒ Other noninterest income (up 81%) ‒ Commercial banking revenue (up 13%) ‒ Service charges on deposits (up 3%) ‒ Partially offset by mortgage banking net revenue (down 59%) T o ta l n o n in te re s t in c o m e ; $ m ill io n s Noninterest income • Adjusted noninterest income1 up $15 million, or 2% • Primary drivers: ‒ Commercial banking revenue (up 21%) ‒ Wealth and asset management revenue (up 13%) ‒ Card and processing revenue (up 13%) ‒ Partially offset by other noninterest income (down 33%) 4Q21 vs. 4Q20 4Q21 vs. 3Q21 $787 $836 $791 $814 $794 $829 4Q20 3Q21 4Q21 For end note descriptions, see end note summary starting on page 41

6 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Adjusted noninterest expense1 Noninterest expense • Adjusted noninterest expense1 up $39 million, or 3% • Primary drivers: ‒ Compensation and benefits (up 3%), including $10MM from NQDC plans ‒ Other noninterest expense (up 3%) ‒ Marketing expense (up 21%) ‒ Partially offset by a decrease in net occupancy expense (down 3%) T o ta l n o n in te re s t e x p e n s e ; $ m ill io n s • Adjusted noninterest expense1 up $22 million, or 2% • Primary drivers: ‒ Other noninterest expense (up 16%) ‒ Technology and communications (up 14%) ‒ Partially offset by a decrease in compensation and benefits (down 3%) and card and processing expense (down 39%) Noninterest expense 4Q21 vs. 4Q20 4Q21 vs. 3Q21 $1,236 $1,172 $1,206 $1,174 $1,157 $1,196 4Q20 3Q21 4Q21 For end note descriptions, see end note summary starting on page 41

7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $64.2 $64.4 $69.0 $4.8 $2.3 $1.3 $39.8 $41.2 $41.8 $108.8 $107.9 $112.1 0 20 40 60 80 100 120 4Q20 3Q21 4Q21 $64.8 $63.9 $66.4 $5.1 $3.1 $1.8 $39.5 $41.0 $41.3 $109.4 $108.0 $109.5 3.68% 3.55% 3.46% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0.08 0.09 0 20 40 60 80 100 120 4Q20 3Q21 4Q21 Commercial ex. PPP Securities1Commercial ex. PPP Interest earning assets Average securities1 and short-term investmentsAverage loan & lease balances Consumer Total loan yield $ in billions; loan & lease balances excluding HFS Short-term investments Taxable securities yield Consumer Period-end loan & lease balances $0.3 $0.0 $0.0 $4.5 $5.2 $4.4 $4.7 $5.2 $4.4 4Q20 3Q21 4Q21 Period-end HFS loan & lease balances Commercial Consumer $36.0 $37.2 $37.6 $35.0 $32.1 $34.6 $71.0 $69.3 $72.3 3.10% 2.86% 3.00% $0 $10 $20 $30 $40 $50 $60 $70 4Q20 3Q21 4Q21 $ in billions Note: For end note descriptions, see end note summary starting on page 41; totals shown above may not foot due to rounding +1% +5% QoQ YoY % change (16%) (2%) NM NM QoQ YoY % change +8% (1%) +1% +5% QoQ YoY % change +1% +5% QoQ YoY % change +4% +3% ex. PPP ex. PPP +7% +7% ex. PPP ex. PPP PPP PPP $ in billions; loan & lease balances excluding HFS $ in billions

8 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Core deposits and wholesale funding Average wholesale funding balancesAverage core deposit balances Commercial Consumer Total IB core deposit rate $ in billions $ in billions Period-end core deposit balances Period-end wholesale funding balances $17.7 $13.8 $13.3 2.47% 2.64% 2.61% 4Q20 3Q21 4Q21 $17.8 $13.0 $13.4 4Q20 3Q21 4Q21 Total wholesale funding Wholesale funding cost Total wholesale fundingCommercial Consumer $ in billions $ in billions Note: totals shown above may not foot due to rounding +1% +10% +5% +3% QoQ YoY % change +5% +10% flat +4% QoQ YoY % change +3% (25%) QoQ YoY % change (4%) (25%) QoQ YoY % change $79.8 $83.0 $82.9 $78.0 $81.9 $86.1 $157.8 $164.8 $169.1 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 4Q20 3Q21 4Q21 $82.1 $80.5 $84.6 $75.2 $81.8 $82.7 $157.3 $162.3 $167.3 0.09% 0.04% 0.04% -0.65% 0.35% 1.35% 2.35% 3.35% 4.35% 5.35% 6.35% 7.35% 8.35% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 4Q20 3Q21 4Q21

9 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 1.87% 2.53% 2.41% 2.19% 2.06% 2.00% 1.85% 4Q20 1Q21 2Q21 3Q21 4Q21 2.14% Credit quality overview Early stage delinquencies and NPAs Net charge-offs (NCOs) ACL as % of portfolio loans and leases Ex. PPP • ACL ratio of 1.85% decreased 15 bps (ACL declined $85MM) sequentially • NCO ratio of 0.14% up 6 bps from the prior quarter and down 29 bps from the year-ago quarter • NPA ratio of 0.47% down 5 bps from the prior quarter • ACL represents 416% of NPLs and 394% of NPAs 2.30% For end note descriptions, see end note summary starting on page 41 2.05% 0.41% 0.62% 0.79% 0.47% 0.31% 0.29% 0.35%0.37% 0.33% 0.35%0.33% 0.29% 0.33% 0.28% 0.26% 0.25% 0.23% 4Q18 4Q19 4Q20 4Q21 NPA ratio(c) 30-89 days past due as a % of loans Ratio1 3Q21 0.52% 1

10 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Allowance for credit losses Allowance for loan & lease losses Commercial and industrial loans Commercial mortgage loans Commercial construction loans Commercial leases Total commercial loans and leases Residential mortgage loans Home equity Indirect secured consumer loans Credit card Other consumer loans Total consumer loans Allowance for loan & lease losses Reserve for unfunded commitments1 Allowance for credit losses 72 15 1,102 235 123 119 209 104 790 1,892 182 $2,074 304 711 1.37% 0.49% 1.57% 1.43% 3.01% 0.71% 11.83% 3.78% 1.89% 1.69% 1.85% 1.38% 2.95% Allocation of allowance by product $s in millions 4Q21 • Allowance for credit losses decreased $85 million • Furthermore, excluding the impact of PPP, the ACL ratio would have been 1.87% Amount % of portfolio loans & leases For end note descriptions, see end note summary starting on page 41; Note, totals shown above may not foot due to rounding Change in Rate 0.47% (0.39%) 0.32% (0.18%) (0.36%) (0.22%) 0.50% (0.10%) (0.57%) - (0.15%) 1.38% 0.16% 0.05% (0.18%) (0.18%) (0.02%) (0.22%) (0.02%) 0.99% 0.19% (0.12%) (0.16%) (0.30%) Compared to: 3Q21 CECL Day 1 0.03% (0.02%)

11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 3Q21 Net Income (ex reserve release) ACL Impact Common Dividends RWA Share repurchases 4Q21 ~35 bps 9.53% 9.86% • Unprecedented levels of short-term liquidity currently ~22x higher than 2019 average • Loan-to-core deposit ratio of 66% • ~$112 billion of available liquidity sources • $5.7 billion in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed environment for ~24 months Strong capital and liquidity position Regulatory capital position Fed Reserves Unpledged Investment Securities Available FHLB Borrowing Capacity Current Fed Discount Window Availability Total ~$33 ~$29 ~$14 ~$36 ~$112 Liquidity Sources Liquidity position $ in billions; as of 12/31/2021 • Repurchased shares totaling $316 million in 4Q21 as part of capital plan • Acquisition of Dividend Finance expected to utilize ~30 bps of capital2 • Targeting 9.0% CET12 • CECL transition impact expected to be ~(8 bps) in 1Q222 Common equity tier 1 ratio1 ~(40 bps) ~(13 bps) For end note descriptions, see end note summary starting on page 41 ~5 bps ~(20 bps)

12 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Current expectations FY 2022 compared to FY 2021 Includes expected impacts from Dividend Finance (including HFS) Avg. loans & leases commercial: up 7 – 8% (up 12 – 13% excl. PPP) consumer: up 3 – 4% (up 6 – 7% excl. GNMA purchases) total: up 5 – 6% (up 10 – 11% excl. PPP and GNMA purchases) Net interest income1 Noninterest income1 up 3 – 5% Noninterest expense1 up 2 – 3% (or up ~1% on a standalone basis) up 4 – 5% (with 1/3/22 forward curve; May / July / December hikes) up 5.5 – 6.5% with March / June / September / December hikes(FY21 baseline: $4.78BN) As of January 20, 2022; please see cautionary statements on page 2 (FY21 baseline: $3.15BN) (FY21 baseline: $4.72BN) Net charge-off ratio 20 – 25 bps Effective tax rate 22 – 23% For end note descriptions, see end note summary starting on page 41; totals shown above may not foot due to rounding

13 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Current expectations First quarter 2022 compared to Fourth quarter 2021 As of January 20, 2022; please see cautionary statements on page 2 For end note descriptions, see end note summary starting on page 41 (including HFS) Avg. loans & leases commercial: up 3 – 4% (up 4 – 5% excl. PPP) consumer: down 1 – 2% (up ~1% excl. GNMA purchases) total: up 1 – 2% (up 3 – 4% excl. PPP and GNMA purchases) Net interest income1 Noninterest income1 down 8 – 9% (or down ~3% excl. TRA impact) Noninterest expense1 up 5 – 6% (or down ~2% excl. ~$90MM in seasonal 1Q22 expenses) down ~1% (with 1/3/22 forward curve) stable with a March hike(4Q21 baseline: $1.2BN) (4Q21 baseline: $829MM) (4Q21 baseline: $1.196BN) Net charge-off ratio 15 – 20 bps Effective tax rate 22 – 23%

14 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion and on continually improving the digital experience Diversified and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, paying a strong dividend, non-bank opportunities and then share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Dividend Finance overview • Founded in 2013 and headquartered in San Francisco, Dividend Finance is a national tech-enabled point-of-sale finance provider assisting homeowners with the renewable energy transition (solar and home improvement loans) • Dividend pioneered a financing model to improve the outcome for all parties and help accelerate the growth of solar across the U.S. • Leading consumer solar project loan originator with a focus on prime and super-prime borrowers (750 FICO; ~$115K avg. HH income) • Originated $1B loans in 2021 • Robust contractor network; sales and project management solutions • Management team with deep experience in consumer credit, energy, and technology at leading regulated financial services institutions Company overview Origination and market share overview Core market opportunities: Solar Projected market growth: 13% CAGR2 Battery Projected market growth: 70% CAGR2 Energy-efficient home improvement Projected market growth: 6% CAGR2 HVAC Projected market growth: 6% CAGR2 Other home improvement Projected market growth: 5% CAGR2 LOGO HERE • Originations in 44 states and D.C. • Nearly $3BN in cumulative funded origination volume (~80% solar and ~20% home improvement) Residential solar Home improvement Total market Lending market Dividend share1 ~8% Lending market Total market Dividend share1 ~1% Lending market Illustrative; For end note descriptions, see end note summary starting on page 41

17 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Dividend Finance acquisition is compelling on several dimensions ✓ Best-in-class lending experience to meet customers’ evolving preferences ✓ Furthers Fifth Third’s existing indirect consumer POS capabilities with a leading, proprietary tech- forward platform (full-service portal - easy application; project suitability checks; sales tools, etc.) ✓ Improves Fifth Third’s loan portfolio granularity, geographic diversification, and balance between consumer and commercial ✓ Investing capital into a market expected to grow exponentially ✓ Expect synergies (not modeled) from Fifth Third commercial renewables, consumer mortgage and home equity customers, as well as offering directly to Fifth Third existing customers Strategic rationale Financial rationale1 Sustainability ✓ Expect loan originations of $1.7B in 2022 (incl. $1B in 2H22) with a 10%+ CAGR through 2026 ✓ Expected loan yield of ~8% (WAL ~5 years) ✓ Life-of-loan: 3%+ ROA, 30%+ ROTCE, sub 20% efficiency ✓ 20%+ IRR significantly exceeding other capital deployment options (anticipate resuming share repurchases in 2H22) ✓ Transaction expected to deploy ~30 bps of CET1 capital ✓ Fifth Third: revenue $55-60MM in 2022; expenses $75-80MM in 2022 (incl. ~$50MM operating) ✓ Furthers ESG leadership among all regional banks ✓ Aligns with overall climate strategy supporting customers’ transition to a more sustainable future ✓ Accelerates achieving $8B sustainable finance goal (actively assessing an expanded goal) Transaction is subject to customary closing conditions including regulatory approvals; currently expect to close in 2Q22 For end note descriptions, see end note summary starting on page 41

18 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

ESG priorities and actions

Addressing climate change

~$7.3BN in lending and financing to renewable energy projects towards our $8BN goal by 2025[1]

Acquiring Dividend Financial, focused on consumer renewable energy solutions

$500MM inaugural Green Bond issued in October 2021

Continued carbon neutrality in our operations since 2020[2]

Promoting inclusion and diversity

$2.8BN accelerating racial equality, equity and inclusion initiative

40% board diversity[3]

59% women; 26% persons of color in workforce

>99% pay equity for women and minorities

$75.4MM diverse supplier spend

Keeping the customer at the center

99% of banking centers remained open and 3MM+ customer calls since start of the pandemic

Momentum Banking, with Extra Time®, Early Pay and MyAdvance™

Low reliance on punitive consumer fees

50,000+ fee-free ATMs

Expert AP/AR innovative TM offerings

Demonstrating our commitment to employees

$18 minimum wage per hour since 2019

Up to $2,250 in special bonuses to front-line employees during pandemic

Up to 7% 401(k) employer contribution with 84% participation

MyDay customer recommendation engine

~755K hours of training (36.6 per employee)

Strengthening our communities

$180MM Neighborhood Investment Program in nine majority-Black communities

$41.6BN delivered against 2016 $32BN community commitment[4]

2.6MM people educated through our L.I.F.E programs[5]

~95K hours of community service in 2021

Fifth Third is committed to maintaining ESG leadership position

For end note descriptions, see end note summary starting on page 41

19

© Fifth Third Bancorp | All Rights Reserved

20 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved ESG ratings and recognitions ESG data providers Third-party recognitions Best Private Bank Recognized by Global Finance in 2022 for the third consecutive year Most Responsible Companies Recognized by Newsweek in 2020 and 2021 Ranked #1 in COVID Response 2021 Financial Health and Advice from a leading study America’s Best Employer for Diversity Recognized by Forbes in 2021 America’s Best Employer for New Grads Recognized by Forbes in 2021 Excellence in Business Banking Treasury Management Recognized by Greenwich Associates in 2020 Customer Experience Leader Recognized by Greenwich Associates in 2020 for Middle Market Banking 100% Score Human Rights Campaign Corporate Equality Index for sixth consecutive year 100% Score Disability Equality Index in 2021 One of the Most Innovative Banks Recognized by Bank Director in their annual RankingBanking issue Responsible CEO of the Year Recognized by 3BL Media for community impact in 2021 National Certification For Express Banking account as safe and affordable World’s Most Ethical Company Recognized by Ethisphere in 2019 and 2021 SSGA R-Factor Score August 2021 Outperformer Top 10-30% among Commercial Banks S&P Global ESG Score Corporate Sustainability Assessment 73rd Percentile Top among peers MSCI ESG Rating November 2021 A Upgraded 3 notches in latest review CSRHub ESG Ranking January 2022 87th Percentile Top quartile among peers CDP Climate Change 2019, 2020, 2021 A- Only peer to earn leadership score 3 years in a row Sustainalytics ESG Risk Rating January 2022 Low Risk Top quartile among peers For end note descriptions, see end note summary starting on page 41

21 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved For end note descriptions, see end note summary starting on page 41 $5.1 $5.2 $4.8 $3.1 $1.8 4Q20 1Q21 2Q21 3Q21 4Q21 Average PPP loan balances Period-end PPP loan balances $4.8 $5.4 $3.7 $2.3 $1.3 4Q20 1Q21 2Q21 3Q21 4Q21 $31 $29 $25 $16 $11 $10 $24 $28 $31 $25 $41 $53 $53 $47 $36 4Q20 1Q21 2Q21 3Q21 4Q21 Other Accelerated fees from forgiveness PPP interest income • Originated $7.3BN in PPP loans across all 3 waves • Expect ~97% of remaining PPP loans to be forgiven1 • FY22 Average Balance: $0.3BN • 4Q22 Average Balance: $0.07BN • Expect FY22 interest income of ~$40MM1 $ in millions $ in billions $ in billions Paycheck Protection Program update

22 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved For end note descriptions, see end note summary starting on page 41 Average loan balances • Third-party serviced GNMA forbearance loan purchases: • 4Q20: $2.1BN • 1Q21: $0.6BN • 2Q21: $1.0BN • 3Q21: $0.3BN • 4Q21: $0.7BN • Expect the decline in these loan balances to accelerate in 2022, given the strong underlying credit quality of the portfolio • Expect FY22 NII of ~$45MM compared to ~$115MM in FY21 • Expect FY22 servicing expenses of ~$20MM compared to ~$50MM in FY21 • Relatively minor noninterest income in both FY21 and FY22 • GNMA forbearance projections are incorporated into outlook $ in billions GNMA forbearance loan purchase update1 Net interest income $ in millions Servicing expenses $ in millions $32.9 $20.8 $12.2 $7.6 $5.0 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 4Q21 1Q22 2Q22 3Q22 4Q22 $13.8 $8.6 $5.2 $3.4 $2.3 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 4Q21 1Q22 2Q22 3Q22 4Q22 $3.6 $2.6 $1.8 $1.3 $0.8 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4Q21 1Q22 2Q22 3Q22 4Q22 actual actual actual

23 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0% 100% Fix | 0% Variable 77% Fix | 23% Variable Balance sheet positioning Investment portfolio14 $25.9BN fixed 3 | $43.1BN variable 1,2 Commercial loans1,2,3 Consumer loans1 Long-term debt4 $34.7BN fixed | $7.1BN variable 1 $9.2BN fixed | $2.6BN variable4 • 1M based: 44%7, 12 • 3M based: 7%7, 12 • Prime & O/N based: 11%7,12 • Other based: 1%7,10, 12 • Weighted avg. life: 1.9 years1,3 • 1M based: 1%8,12 • 12M based: 2%8,12 • Prime: 13%8 • Other based: 1%8,12,13 • Weighted avg. life: 2.7 years1 • 1ML based: 11%9 • 3ML based: 11%9 • Weighted avg. life: 4.2 years C&I 33% Fix | 67% Variable Coml. mortgage 45% Fix | 55% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 93% Fix | 7% Variable Home equity 8% Fix | 92% Variable Senior debt 80% Fix | 20% Variable Sub debt 69% Fix | 31% Variable Auto securiz. proceeds 100% Fix | 0% VariableComl. construction 28% Fix | 72% Variable Credit card 33% Fix | 67% Variable Other 64% Fix | 36% Variable Other 86% Fix | 14% Variable • 59% allocation to bullet/ locked-out cash flow securities • AFS yield: 2.92%5 • Effective duration of 4.86 • Net unrealized pre-tax gain: $1.2BN • 99% AFS11 Level 1 92% Fix | 8% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $15BN in cash flow hedges ($8BN in C&I receive-fixed swaps, $4BN in CRE receive-fixed swaps, $3BN in floors with a 2.25% strike against 1ML), ~$2.0BN fair value hedges associated with long term debt (receive-fixed swaps) and ~$500MM fair value hedges associated with securities (pay-fixed swaps) • The impacts of PPP loans (given the expected temporary nature) are excluded Includes $4.4BN non-agency CMBS (All super-senior, AAA-rated securities; 61.8% WA LTV, ~40.3% credit enhancement) For end note descriptions, see end note summary starting on page 41; totals shown above may not foot due to rounding 73% 15% 8% 4% 16% 56% 28% Auto/Indirect 100% Fix | 0% Variable 40% 39% 10% 7% 4%

24 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Well positioned to benefit from higher rates Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII benefit from increased securities balances4,5 NII is asset sensitive in year 1 and year 2 to rising rates. • As of December 31, 2021, 45% of HFI loans were variable rate net of existing hedges (63% of total commercial; 17% of total consumer)1 • Investment portfolio effective duration of 4.82 • Short-term borrowings represent approximately 9% of total wholesale funding, or 1% of total funding • Approximately $9.5 billion in non-core funding matures beyond one year Interest rate sensitivity tables leverage the following deposit assumptions: • FITB implemented a dynamic beta model in 4Q21, these models are trained on multiple hike and cut cycles: • Weighted-average dynamic up beta on interest- bearing deposit balances are approximately a blended 30% in the up 100 scenario, and 36% in the up 2003 • No modeled re-pricing lag on deposits • Utilizes forecasted balance sheet with $5BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios • Weighted interest-bearing deposit floor of 3 bps For end note descriptions, see end note summary starting on page 41 ALCO policy l imit Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 10.7% 20.6% (4.0%) (6.0%) +100 Ramp over 12 months 6.1% 12.7% NA NA % Change in NII (FTE) Betas 25% higher Betas 25% lower Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 8.8% 16.8% 12.6% 24.4% +100 Ramp over 12 months 5.3% 11.1% 6.9% 14.2% % Change in NII (FTE) +$5BN balances +$10BN balances Change in Interest Rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 11.4% 21.6% 12.1% 22.6% +100 Ramp over 12 months 7.0% 14.1% 7.9% 15.6%

25 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $9 $9 $9 $9 $9 $8 $8 $8 $4 $4 $3 $2 $2 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $12 $15 $15 $15 $15 $14 $14 $14 $10 $10 $9 $8 $5 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Floors Forward starting swaps Existing swaps ($3BN @ 2.25% 1-month LIBOR strike) Cash flow hedges continue to protect NIM for next 3+ years1 EOP notional value of cash flow hedges ($ in billions) Cash flow hedges Actual Blended rate of swaps: • 4Q21: 2.79% • 1Q22-4Q22: 2.35% • 1Q23-3Q23: 2.32% • 4Q23-1Q24: 1.89% • 2Q24: 1.71% • 3Q24-4Q24: 1.44% 2 For end note descriptions, see end note summary starting on page 41

26 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Strong liquidity profile $ millions – excl. Retail Brokered & Institutional CDs Unsecured debt maturities Heavily core funded Demand 31% Interest checking 23% Savings/ MMDA 25% CDs 250K and less 1% Foreign Office <1% Non-core deposits <1% Short term borrowings <1% Other liabilities 3% Equity 11% Long- term debt 6% Holding company: • Holding Company cash as of December 31, 2021: $5.7BN • Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~24 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions • The Holding Company issued a $500MM 6NC5 fixed-to-floating rate Green Bond in 4Q21 • The Holding Company did not have long-term debt maturities in 4Q21 Bank entity: • The Bank did not issue or have long-term debt maturities in 4Q21 • Available and contingent borrowing capacity (4Q21): • FHLB ~$13.5B available, ~$13.7B total • Federal Reserve ~$36.0B As of 12/31/2021 2022 2023 2024 2025 2026 2027 on Fifth Third Bancorp Fifth Third Bank Fifth Third Financial Corp $2,250 $3,737 $750 $1,500 $1,150 $1,500

27 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Gross servicing fees Mortgage banking results $ millions Mortgage banking net revenue Mortgage originations and margins • Mortgage banking revenue decreased $51 million from the prior quarter, which included a $12 million unfavorable impact from retention of $350 million in retail production during the quarter • $4.3 billion in originations, down 14% from the prior quarter and up 9% compared to the year-ago quarter; ~31% purchase volume Origination fees and gains on loan sale MSR decayNet MSR Valuation Note: totals shown above may not foot due to rounding $ billions Originations HFS Originations HFI 2.13% 1.42% 1.99% 2.36% 1.70% 1.65% 1.57% 1.68%Gain-on-sale margin Gain-on-sale margin represents gains on all loans originated for sale divided by salable originations. Rate lock margin Rate lock margin represents gains recorded associated with salable rate locks divided by salable rate locks. 0.95% 1.10% $2.9 $3.6 $3.7 $3.8 $2.7 $1.0 $1.1 $1.3 $1.2 $1.6 $3.9 $4.7 $5.0 $5.0 $4.3 4Q20 1Q21 2Q21 3Q21 4Q21 $47 $89 $81 $78 $37 $66 $59 $59 $63 $67 ($13) $18 ($3) $9 ($5) ($75) ($81) ($73) ($64) ($64) $25 $85 $64 $86 $35 -75 -25 25 75 125 175 4Q20 1Q21 2Q21 3Q21 4Q21

28 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $46 $45 $22 $11 4Q21 4Q22 4Q23 4Q24 Estimated potential GAAP noninterest income recognition1,2 Future TRA payment schedule $ millions; pre-tax For end note descriptions, see end note summary starting on page 41 actual

29 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Commercial & industrial overview Portfolio loans Key statistics 4Q20 3Q21 4Q21 NCO ratio1 0.33% 0.04% 0.11% 30-89 Delinquencies 0.18% 0.15% 0.14% 90+ Delinquencies 0.08% 0.01% 0.03% Nonperforming Loans2 0.95% 0.61% 0.54% $ in billions Revolving Line Utilization Trend3 (3.5%) (2.5%) 0.4% 3.7% 10.7% Period-end QoQ change excluding PPP Average QoQ change excluding PPP 36.2% 47.1% 37.6% 33.4% 31.8% 31.2% 31.3% 31.1% 33.4% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 (7.2%) (1.9%) (1.0%) 1.7% 7.0% Average – C&I ex. PPP Average – PPP Period-end – C&I ex. PPP Period-end – PPP $50.4 $49.6 $48.8 $47.8 $49.6$49.7 $49.1 $47.6 $47.8 $51.7 $5.1 $5.2 $4.8 $3.1 $1.8 $4.8 $5.4 $3.7 $2.3 $1.3 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $45.3 $44.8 $44.4 $43.7 $44.0 $43.9 $44.7 $45.5 $47.8 $50.4 For end note descriptions, see end note summary starting on page 41 ; totals shown above may not foot due to rounding

30 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-Owner Occupied 54% Owner Occupied 46% Multifamily 28% Home Builder 18% Hospitality 10% Office 11% Retail 5% Industrial 9% Other 19% Commercial real estate overview Portfolio loans Key statistics 4Q20 3Q21 4Q21 NCO ratio1 (0.72%) 0.02% (0.03%) 30-89 Delinquencies 0.21% 0.23% 0.03% 90+ Delinquencies 0.05% 0.01% 0.01% Nonperforming Loans2 0.96% 0.32% 0.35% $ in billions (0.3%) 0.1% (0.4%) (2.8%) (2.9%) Average QoQ change CRE Mortgage CRE Construction Property type (0.7%) 1.6% (2.8%) (2.8%) (1.3%) Period-end QoQ change $16.5 $16.6 $16.5 $16.0 $15.6 $16.4 $16.7 $16.2 $15.8 $15.6 $5.8 $6.0 $6.0 $5.7 $5.3 $5.8 $6.2 $5.9 $5.5 $5.2 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 4Q20 1Q21 2Q21 3Q21 4Q21 $10.7 $10.6 $10.5 $10.5 $10.5 $10.3 $10.3 $10.3 $10.2 $10.3 Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction For end note descriptions, see end note summary starting on page 41; totals shown above may not foot due to rounding

31 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 4Q20 3Q21 4Q21 NCO ratio1 0.04% (0.02%) (0.06%) 30-89 Delinquencies 0.13% 0.12% 0.12% 90+ Delinquencies 0.44% 0.38% 0.44% Nonperforming Loans2 0.38% 0.24% 0.20% Weighted average FICO at origination 758 764 765 Weighted average LTV at origination 74% 72% 71% Residential mortgage overview Portfolio loans $ in billions (3.6%) (1.3%) 0.5% 2.1% (0.2%) Average QoQ change 4% 13% 15% 68% Key statistics Portfolio FICO score at origination 750+720-749<660 660-719 $16.0 $15.8 $15.9 $16.2 $16.2 $15.9 $15.8 $16.1 $16.2 $16.4 4Q20 1Q21 2Q21 3Q21 4Q21 (1.4%) (1.0%) 2.3% 0.2% 1.5% Period-end QoQ change Average Period-end For end note descriptions, see end note summary starting on page 41

32 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 3% 18% 16% 63% Home equity overview Portfolio loans Key statistics 4Q20 3Q21 4Q21 NCO ratio1 0.00% (0.13%) (0.18%) 30-89 Delinquencies 0.69% 0.54% 0.61% 90+ Delinquencies 0.04% 0.02% 0.02% Nonperforming Loans2 1.66% 1.82% 1.89% Weighted average FICO at origination 762 762 763 Weighted average LTV at origination 70% 69% 68% $ in billions Portfolio FICO score at origination (4.8%) (5.8%) (6.7%) (5.7%) (5.2%) Average QoQ change $5.3 $5.0 $4.7 $4.4 $4.2 $5.2 $4.8 $4.5 $4.3 $4.1 4Q20 1Q21 2Q21 3Q21 4Q21 (5.0%) (7.1%) (5.6%) (5.9%) (4.5%) Period-end QoQ change Average Period-end 750+720-749<660 660-719 For end note descriptions, see end note summary starting on page 41

33 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Indirect secured consumer overview Portfolio loans $ in billions 5.3% 5.1% 5.4% 6.0% 4.8% Average QoQ change 6% 22% 16% 56% 4Q20 3Q21 4Q21 NCO ratio1 0.28% (0.02%) 0.14% 30-89 Delinquencies 0.92% 0.52% 0.61% 90+ Delinquencies 0.07% 0.05% 0.05% Nonperforming Loans2 0.12% 0.22% 0.16% Weighted average FICO at origination 760 765 766 Weighted average LTV at origination 91% 88% 88% Portfolio FICO score at origination 750+720-749<660 660-719 92% 8% Auto Specialty Lending Includes primarily RV & Marine Portfolio mix Key statistics $13.3 $14.0 $14.7 $15.6 $16.3 $13.7 $14.3 $15.2 $16.0 $16.8 4Q20 1Q21 2Q21 3Q21 4Q21 5.6% 5.0% 6.0% 5.3% 4.9% Period-end QoQ change Average Period-end For end note descriptions, see end note summary starting on page 41

34 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Credit card overview Portfolio loans $ in billions (4.3%) (8.0%) (5.8%) (1.2%) (0.5%) Average QoQ change 5% 29% 20% 46% Key statistics 4Q20 3Q21 4Q21 NCO ratio1 4.95% 2.70% 2.90% 30-89 Delinquencies 1.49% 0.97% 1.02% 90+ Delinquencies 1.54% 0.80% 0.85% Nonperforming Loans2 1.59% 1.38% 1.30% Weighted average FICO at origination 736 740 741 FICO score at origination 750+720-749<660 660-719 $2.0 $1.9 $1.8 $1.7 $1.7 $2.0 $1.8 $1.8 $1.7 $1.8 4Q20 1Q21 2Q21 3Q21 4Q21 (3.8%) (9.8%) (0.9%) (2.7%) 1.3% Period-end QoQ change Average Period-End For end note descriptions, see end note summary starting on page 41

Well diversified commercial portfolio with several potential risk mitigants to recent stresses

COVID-19 high impact portfolios of interest

Total Commercial balances ex. PPP

Restaurants ($1.8BN)	• ~75% of portfolio in QSR, mostly to top-tier brands and national chains • Areas of focus: ~25% dine-in focused; supported by concentration in large scale operators and top performing brands with strong sponsorship, and/or access to capital markets
Casinos ($1.1BN)	• Clients have strong liquidity positions with continued access to capital markets; experienced management teams have executed significant cost reduction plans; ~67% to regional casino operators (incl. Native American-operated) • Includes casino hotels of approximately $0.8BN • Areas of focus: ~23% global operators (including Las Vegas) supported by scale, liquidity and experienced management teams
Hotels ($1.5BN)	• 58% to drivable leisure hotels, where RevPAR has generally rebounded • Areas of focus: 42% business-oriented hotels which likely face a multi year re-stabilization but are owned by strong, large-scale operators with deep experience and broad resources
Retail non-Essential ($1.7BN)	• C&I borrowers with strong performance given e-commerce disruption; composition almost exclusively either investment grade and well-positioned to weather downturn, or market-conforming ABL structures • Areas of focus: Retail driven Non-owner occupied CRE (~$0.8BN) supported by anchor tenant strength, collection rates and liquidity to support re-stabilization
Healthcare Facilities ($2.9BN)	• Well diversified with long-term clients across broad sectors including Skilled Nursing, Physician Offices, Behavioral Health, Assisted Living and Surgery/Outpatient Centers, etc. • Areas of focus: Skilled Nursing occupancy supported by top tier national and large regional operators
Leisure Travel ($0.4BN)	• Well contained to a few large operators; all have been able to access capital markets to bolster liquidity • Areas of focus: Seasonal operations impact the speed of full recovery supported by strong liquidity and access to capital
Other ($1.2BN)	• Other portfolios impacted by COVID-19, including sports ($0.5), fitness ($0.3), and other leisure & recreation industries not listed above

Key takeaways:

- Well diversified commercial portfolio favoring large borrowers with a track record of resilience
- Proactive portfolio monitoring
- Excluding PPP, ~60% of C&I COVID-19 high impact portfolio is in shared national credits
- High impact portfolio balances shown include approximately $2.7BN in non-owner occupied CRE (see the following page for more information)
- No changes to composition or definition of COVID-19 High Impact industries

Total COVID High Impact Balances: $10.6 billion, or ~9% of total loans & leases

35
© Fifth Third Bancorp | All Rights Reserved

36 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 86% 5% 7% CRE portfolio is smaller, centrally managed, and well diversified Casinos CRE as a % of total loans and leases Well diversified by property type Non-owner CRE - COVID high impact industries COVID high impact Exposures by property typeTotal loans and leases ex. PPP • Significantly less exposure to CRE (and high volatility CRE) compared to peers • Manage exposures and risk limits centrally • Immaterial exposure to raw land or developed land • Well-diversified by property type with lower exposures to hospitality and retail • Geographic diversification with no significant exposure to any specific MSA Balance Crit Rate $1.4BN Δ in Crit Rate QoQ Other Owner Occupied CRE Non-owner Occupied CRE Hotels Non-essential retail Healthcare Other Total NOO CRE – COVID High Impact $0.8BN $0.1BN $0.2BN $0.2BN $2.7BN (3%) 1% - (2%) 49% 44% 42% 0% 20% 42% Total COVID High Impact (all Commercial) $10.6BN Loan balances ex. PPP 23% (2%) Non-COVID portfolio 2% Note: totals shown above may not foot due to rounding (11%) (6%) 27% 14% 11% 11% 9% 7% 2% 2% 1% 16% Apartment Office Home Builder Hospitality Retail Industrial Student Housing Self Storage For Sale Other

37 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 4Q20 1Q21 2Q21 3Q21 4Q21 688$ 638$ 509$ 409$ 349$ Transfers to nonaccrual status 147 29 100 47 62 Transfers to accrual status - (1) - - (26) Transfers to held for sale (35) (42) (45) (1) (2) Loan paydowns/payoffs (93) (99) (116) (97) (21) Transfers to OREO (1) (1) - - - Charge-offs (75) (35) (45) (10) (28) Draws/other extensions of credit 7 20 6 1 3 638$ 509$ 409$ 349$ 337$ Balance, beginning of period Balance, end of period NPL rollforward1 Commercial Consumer Total NPL $ millions $ millions $ millions For end note descriptions, see end note summary starting on page 41 4Q20 1Q21 2Q21 3Q21 4Q21 203$ 196$ 232$ 212$ 179$ Transfers to nonaccrual status 85 103 40 33 30 Transfers to accrual status (61) (44) (37) (45) (30) Transfers to held for sale - - - - - Loan paydowns/payoffs (18) (13) (15) (14) (13) Transfers to OREO - (1) (1) - - Charge-offs (14) (11) (7) (7) (5) Draws/other extensions of credit 1 2 - - - 196$ 232$ 212$ 179$ 161$ Balance, beginning of period Balance, end of period Total NPL 834$ 741$ 621$ 528$ 498$ Total new nonaccrual loans - HFI 232$ 132$ 140$ 80$ 92$

38 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 4Q21 adjustments and notable items Adjusted EPS of $0.931 4Q21 reported EPS of $0.90 included a negative $0.03 impact from the following notable items: • $19 million pre-tax (~$14 million after-tax2) charge related to the valuation of the Visa total return swap • $10 million pre-tax (~$8 million after-tax2) charge related to special COVID staffing bonus to front-line employees For end note descriptions, see end note summary starting on page 41

39 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 41; totals shown above may not foot due to rounding Fifth Third Bancorp and Subsidiaries For the Year Ended $ and shares in millions December September June March December (unaudited) 2021 2021 2021 2021 2020 2021 Net income (U.S. GAAP) (a) $662 $704 $709 $694 $604 $2,770 Net income (U.S. GAAP) (annualized) (b) $2,626 $2,793 $2,844 $2,815 $2,403 $2,770 Net income available to common shareholders (U.S. GAAP) (c) $627 $684 $674 $674 $569 $2,659 Add: Intangible amortization, net of tax 9 9 8 9 9 34 Tangible net income available to common shareholders (d) $636 $693 $682 $683 $578 $2,693 Tangible net income available to common shareholders (annualized) (e) $2,523 $2,749 $2,735 $2,770 $2,299 $2,693 Net income available to common shareholders (annualized) (f) $2,488 $2,714 $2,703 $2,733 $2,264 $2,659 Average Bancorp shareholders' equity (U.S. GAAP) (g) $22,449 $22,927 $22,927 $22,952 $23,126 $22,812 Less: Average preferred stock (h) (2,116) (2,116) (2,116) (2,116) (2,116) (2,116) Average goodwill (4,514) (4,430) (4,259) (4,259) (4,261) (4,366) Average intangible assets and other servicing rights (162) (149) (122) (133) (151) (142) Average tangible common equity (i) $15,657 $16,232 $16,430 $16,444 $16,598 $16,188 Less: Average accumulated other comprehensive income ("AOCI") (1,382) (1,980) (1,968) (2,231) (2,623) (1,888) Average tangible common equity, excluding AOCI (j) $14,275 $14,252 $14,462 $14,213 $13,975 $14,300 Adjustments (pre-tax items) Valuation of Visa total return swap 19 17 37 13 30 86 Special COVID staffing bonus to front-line employees 10 - - - - 10 Fifth Third Foundation contribution - 15 - - 25 15 Net business acquisition and disposition charges/(gain) - (60) - - 27 (60) Branch and non-branch real estate charges - - - - 21 - Adjustments - after-tax 1 (k) 22 (21) 28 10 79 39 Adjustments - tax-related State tax adjustments - - - - (13) - Adjustments - tax-related (l) - - - - (13) - Adjusted net income [(a) + (k) + (l)] $684 $683 $737 $704 $670 $2,809 Adjusted net income (annualized) (m) $2,714 $2,710 $2,956 $2,855 $2,665 $2,809 Adjusted net income available to common shareholders [(c) + (k) + (l)] $649 $663 $702 $684 $635 $2,698 Adjusted net income available to common shareholders (annualized) (n) $2,575 $2,630 $2,816 $2,774 $2,526 $2,698 Adjusted tangible net income available to common shareholders [(d) + (k) + (l)] $658 $672 $710 $693 $644 $2,732 Adjusted tangible net income available to common shareholders (annualized) (o) $2,611 $2,666 $2,848 $2,811 $2,562 $2,732 Average assets (p) $209,604 $205,449 $206,353 $203,836 $203,930 $206,324 Metrics: Return on assets (b) / (p) 1.25% 1.36% 1.38% 1.38% 1.18% 1.34% Adjusted return on assets (m) / (p) 1.29% 1.32% 1.43% 1.40% 1.31% 1.36% Return on average common equity (f) / [(g) + (h)] 12.2% 13.0% 13.0% 13.1% 10.8% 12.8% Adjusted return on average common equity (n) / [(g) + (h)] 12.7% 12.6% 13.5% 13.3% 12.0% 13.0% Return on average tangible common equity (e) / (i) 16.1% 16.9% 16.6% 16.8% 13.9% 16.6% Adjusted return on average tangible common equity (o) / (i) 16.7% 16.4% 17.3% 17.1% 15.4% 16.9% Adjusted return on average tangible common equity, excluding AOCI (o) / (j) 18.3% 18.7% 19.7% 19.8% 18.3% 19.1% For the Three Months Ended

40 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 41; totals shown above may not foot due to rounding Fifth Third Bancorp and Subsidiaries For the Three Months Ended For the Year Ended $ and shares in millions December September June March December (unaudited) 2021 2021 2021 2021 2020 2021 Average interest-earning assets (a) $187,045 $182,801 $184,918 $182,715 $182,418 $184,378 Net interest income (U.S. GAAP) (b) $1,197 $1,189 $1,208 $1,176 $1,182 $4,770 Add: Taxable equivalent adjustment 3 3 3 3 3 12 Net interest income (FTE) (c) $1,200 $1,192 $1,211 $1,179 $1,185 $4,782 Net interest income (FTE) (annualized) (d) $4,761 $4,729 $4,857 $4,782 $4,714 $4,782 Noninterest income (U.S. GAAP) (e) $791 $836 $741 $749 $787 $3,118 Valuation of Visa total return swap 19 17 37 13 30 86 Net disposition charges/(gain) - (60) - - 11 (60) Adjusted noninterest income (f) $810 $793 $778 $762 $828 $3,144 Add: Securities (gains)/losses 19 1 (10) (3) (14) 7 Adjusted noninterest income, (excl. securities (gains)/losses) $829 $794 $768 $759 $814 $3,151 Noninterest expense (U.S. GAAP) (g) $1,206 $1,172 $1,153 $1,215 $1,236 $4,748 Special COVID staffing bonus to front-line employees (10) - - - - (10) Fifth Third Foundation contribution - (15) - - (25) (15) Branch and non-branch real estate charges - - - - (21) - Business acquisition expenses - - - - (16) - Adjusted noninterest expense (h) $1,196 $1,157 $1,153 $1,215 $1,174 $4,723 Metrics: Pre-provision net revenue [(c) + (e) - (g)] 785 856 799 713 736 3,152 Adjusted pre-provision net revenue [(c) + (f) - (h)] 814 828 836 726 839 3,203 Net interest margin (FTE) (d) / (a) 2.55% 2.59% 2.63% 2.62% 2.58% 2.59% Efficiency ratio (FTE) (g) / [(c) + (e)] 60.6% 57.8% 59.1% 63.0% 62.7% 60.1% Adjusted efficiency ratio (h) / [(c) + (f)] 59.5% 58.3% 58.0% 62.6% 58.3% 59.6%

41 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 3 end notes 1. Reported ROTCE, NIM, pre-provision net revenue, and efficiency ratio are non-GAAP measures: all adjusted figures are non-GAAP measures; see reconciliation on pages 39 and 40 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Current period regulatory capital ratios are estimated. Slide 4 end notes 1. Results are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 39 and 40 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 5 end notes 1. Non-GAAP measure: see reconciliation on pages 39 and 40 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 6 end notes 1. Non-GAAP measure: see reconciliation on pages 39 and 40 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 7 end notes 1. Includes taxable and tax-exempt securities. Slide 9 end notes 1. Excludes HFS loans. Slide 10 end notes 1. 4Q21 commercial and consumer portfolio make up $144 and $38M, respectively, of the total reserve for unfunded commitment Slide 11 end notes 1. Current period regulatory capital ratios are estimated. 2. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 12 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 13 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 16 end notes 1. Dividend share shown as a percentage of lending market 2. See forward-looking statements on page 2 of this presentation; Support for Solar projected market: Wood Mackenzie – US Residential Solar Finance Market Size 2020-2023E; Support for HVAC projected market: Technavio HVAC Market Projection 2021-2025E; Support for energy-efficient home improvement projected market (includes windows, doors, insulation, weatherization, siding, roofing, and exterior trim): Total Contractor Residential Home Improvement Market – Home Improvement Research Institute Reference Guide 2021); Support for Other projected market: Total Contractor Residential Home Improvement Market – Home Improvement Research Institute Reference Guide 2021; Support for Battery: Bloomberg Customer Sited Battery Storage 2020-2024E. Slide 17 end notes 1. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release.

42 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 19 end notes Data is for fiscal year 2020, unless otherwise noted; 11/1/2012-12/31/2021. 1. Fifth Third is actively assessing an expanded goal. 2. For Scope 1, Scope 2 and business travel under Scope 3 emissions. Projected full year 2021 CO2e emissions are based on 2021 year-to-date data as well as historical company data from 2014-2020. Final CO2e emissions will be made available in 2022 following independent verification. 3. In terms of ethnicity or gender. 4. 2016-2020. 5. since 2004. Slide 20 end notes Note: Peer group comprises of Fifth Third’s board approved peers Slide 21 end notes 1. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 22 end notes 1. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 23 end notes Note: Data as of 12/31/21. 1. Excludes HFS Loans & Leases. 2. Fifth Third had $15B of commercial variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike, $8BN in C&I receive-fix swaps, and $4BN in CRE receive-fix swaps; $3BN CRE received-fixed swaps are forward starting in 1Q22. 3. Excludes ~$1.3BN in Small Business Administration Paycheck Protection Program (PPP) loans. 4. Fifth Third had $705MM 3ML receive-fix swaps and $1.25BN 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt. 5. Yield of the 4Q21 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio. 6. Effective duration taxable and non-taxable available for sale portfolio. 7. As a percent of total commercial, excluding PPP loans. 8. As a percent of total consumer. 9. As a percent of par. 10. Includes 12M term, 6M term, and Fed Funds based loans. 11. Excludes equity securities. 12. Term points include LIBOR, SOFR, BSBY, AMERIBOR & FX curves 13. Includes overnight term, 3M term, 6M term, Fed Funds, and treasuries 14. Fifth Third had $455MM fair value hedges associated with securities (pay-fixed swaps), which are being included in floating rate securities which are forward starting in 3Q23. Slide 24 end notes Note: Data as of 12/31/21; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. 1. Excludes ~$1.3BN in Small Business Administration Paycheck Protection Program (PPP) loans. 2. Effective duration taxable and non-taxable available for sale portfolio. 3. Re-pricing percentage or “beta” is the estimated change in yield after the 12-month ramp scenarios are fully realized and therefore reflects year-2 4. Assumes cash is deployed into bullet securities, which are added evenly over first 12 months of scenario (versus no additions in the base scenario). 5. Securities are priced at par at a 1.85% spread over IOER. Slide 25 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; All swaps are receive fixed / pay 1-month LIBOR 2. $3BN floors mature on 12/16/2024

43 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 28 end notes 1. Assumes FIS will have sufficient taxable income to utilize TRA related deductions and have a marginal tax rate of 25%. 2. See forward-looking statements on page 2. Slide 29 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. Total commercial portfolio line utilization Slide 30 - 34 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 37 end notes 1. Loan balances exclude nonaccrual loans HFS. Slide 38 end notes 1. Average diluted common shares outstanding (thousands); 697,532; all adjusted figures are non-GAAP measures; see reconciliation on pages 39 and 40 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Assumes a 23% tax rate. Slide 39 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures. 1. Assumes a 23% tax rate Slide 40 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures.